UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 31, 2022

Civitas Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 17th Street, Suite 1400
Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 440-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CIVI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Purchase Agreement

On January 31, 2022, Civitas Resources, Inc. (the “Company”) entered into a membership interest purchase agreement (the “Purchase Agreement”) with Bison Oil & Gas Partners II, LLC, a Delaware limited liability company (the “Seller”), and Bison Oil & Gas II, LLC, a Delaware limited liability company and wholly owned subsidiary of Seller (“Bison”), pursuant to which the Company agreed to purchase from Seller all of the issued and outstanding equity ownership interests of Bison (the “Bison Interests”).

Upon closing under the Purchase Agreement, Seller will receive aggregate consideration of (i) $45,000,000 in cash, subject to certain customary purchase price adjustments set forth in the Purchase Agreement, (ii) 2,300,000 shares of common stock, par value $0.01 per share, of the Company (the “Shares”), subject to certain customary purchase price adjustments (the “Stock Consideration”), and (iii) approximately $134,600,000 as payment of the Existing Credit Agreement Payoff Amount (as defined in the Purchase Agreement) in accordance with the Payoff Letter (as defined in the Purchase Agreement).

The obligations of the parties to complete the transactions contemplated by the Purchase Agreement (collectively, the “Transaction”) are subject to the satisfaction or waiver of customary closing conditions set forth in the Purchase Agreement. In connection with and upon execution of the Purchase Agreement, the Company deposited with an escrow agent a cash deposit equal to seven and a half percent (7.5%) of the Transaction Value (as defined in the Purchase Agreement), to assure the Company’s performance of its obligations thereunder and therein and to assure Seller’s performance of its closing and post-closing obligations, pursuant to an escrow agreement among the Company, the Seller and the escrow agent.

In accordance with the terms of the Purchase Agreement, at the closing of the Transaction, the Company will enter into a registration rights agreement (the “Registration Rights Agreement”) with the Seller pursuant to which the Company will agree to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement registering for resale the Shares comprising the Adjusted Stock Consideration (as defined in the Purchase Agreement) issued in the Transaction.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1, and is incorporated herein by reference. The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, which is an exhibit to the Purchase Agreement and is incorporated herein by reference.

The Purchase Agreement has been included with this Current Report on Form 8-K (this “report”) to provide investors and security holders with information regarding the terms of the transactions contemplated therein. It is not intended to provide any other factual information about the Company, the Seller or the Bison Interests. The representations, warranties, covenants and agreements contained in the Purchase Agreement, which are made only for purposes of the Purchase Agreement and as of specific dates, are solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Company security holders should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Seller or the Bison Interests. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 regarding the Transaction is incorporated by reference into this Item 3.02. Under the Purchase Agreement, the Company has agreed to issue the Shares to the Seller at closing. The Shares will serve as the Stock Consideration and will be issued in reliance on the exemption from registration requirements provided by Section 4(a)(2) of the Securities Act to a limited number of persons who are “accredited investors” or “sophisticated persons” as those terms are defined in Rule 501 of Regulation D promulgated by the SEC, without the use of any general solicitation or advertising to market or otherwise offer the securities for sale. The Company will rely upon representations, warranties, certifications and agreements of the Seller and certain others in support of the satisfaction of the conditions contained in Section 4(a)(2) of the Securities Act and the rules and regulations promulgated thereunder. None of the Stock Consideration has been registered under the Securities Act or applicable state securities laws and none may be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Executive Officer Separation

On February 1, 2022, the board of directors of the Company (the “Board”) announced that Eric Greager stepped down as President and Chief Executive Officer of the Company, effective January 31, 2022. The Board treated the departure of Mr. Greager from the Company as a termination without “cause” pursuant to the Civitas Resources, Inc. Eighth Amended and Restated Executive Change in Control and Severance Benefit Plan (the “Plan”). Mr. Greager will receive the severance benefits set forth in the Plan for a Tier 1 Executive and memorialized in his Severance, Release and Consulting Agreement (the “Agreement”), subject to the satisfaction of the release conditions contained therein. In addition to the severance benefits set forth in the Plan for a Tier 1 Executive, the Agreement provides that (i) all unvested equity awards held by Mr. Greager will immediately vest (with performance stock units vesting at their “target” performance level) and (ii) Mr. Greager will provide technical consulting services to the Company through January 31, 2023 and receive a consulting fee equal to $100,000 for each completed three-month period. The foregoing description of the terms and conditions of the Agreement does not purport to be complete and is qualified in its entirety by the full text of the Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Appointment of Interim Chief Executive Officer

On February 1, 2022, the Board announced that the Company’s Chairman, Ben Dell, was appointed as Interim Chief Executive Officer of the Company, effective January 31, 2022. There are no transactions between the Company and Mr. Dell that would require disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Dell and any other persons pursuant to which he was appointed as an officer of the Company. Mr. Dell will continue to serve as the Company’s Chairman while serving as Interim Chief Executive Officer. Mr. Dell will not receive any additional compensation in his role as Interim Chief Executive Officer.

Mr. Dell, age 44, has served as the Company’s Chairman since November 2021. Mr. Dell is a Managing Partner of Kimmeridge, a private equity firm focused on unconventional oil and gas assets in the US upstream energy sector. Prior to founding Kimmeridge in 2012, Mr. Dell was a Senior Equity Research Analyst for oil and gas exploration and production at Sanford C. Bernstein starting in 2003. Previously, Mr. Dell was in the M&A and finance group with British Petroleum (BP). Mr. Dell began his career at BP as an exploration and geophysicist across several of BP’s regional business units. He holds a degree in Earth Sciences from St. Peter’s College, Oxford.

Item 7.01.	Regulation FD Disclosure.

On February 1, 2022, the Company issued a press release announcing the entry into the Purchase Agreement. The full text of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 in this report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. You should not assume that the information contained in this report or the accompanying Exhibits is accurate as of any date other than the date of each such document. Our business, financial condition, results of operations, prospects and assumptions that were utilized may have changed since those dates.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*	Membership Interest Purchase Agreement, dated as of January 31, 2022, by and among Civitas Resources, Inc., Bison Oil & Gas Partners II, LLC, and Bison Oil & Gas II, LLC.
10.2	Severance, Release and Consulting Agreement, dated January 31, 2022.
99.1	Press Release, dated February 1, 2022.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

* Certain of the schedules and exhibits to the agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request.

Forward-Looking Statements and Cautionary Statements

Certain statements in this Current Report on Form 8-K concerning the Company’s credit facility, the results, effects, benefits and synergies of the Transaction, future opportunities for the Company, future financial performance and condition, guidance and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include statements regarding the Company’s plans and expectations with respect to the Transaction and the anticipated impact of the Transaction on the Company’s results of operations, financial position, growth opportunities and competitive position. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the Transaction; the diversion of management time on Transaction-related issues; the ultimate timing, outcome and results of integrating the legacy operations of the Company; changes in capital markets and the ability of the Company to finance operations in the manner expected; the effects of commodity prices; the risks of oil and gas activities; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the Transaction. Additionally, risks and uncertainties that could cause actual results to different materially from those anticipated also include general economic conditions, whether internationally, nationally or in the regional and local market areas in which we do business; the effects of disruption of our operations or excess supply of oil and natural gas due to the COVID-19 pandemic and the actions by certain oil and natural gas producing countries; the scope, duration and severity of the COVID-19 pandemic, including any recurrence, as well as the timing of the economic recovery following the pandemic; ability of our customers to meet their obligations to us; our ability to generate sufficient cash flow from operations, borrowings, or other sources to enable us to fully develop our undeveloped acreage positions; the presence or recoverability of estimated oil and natural gas reserves and the actual future sales volume rates and associated costs; uncertainties associated with estimates of proved oil and gas reserves; the assumptions underlying forecasts, including forecasts of production, well costs, capital expenditures, rates of return, expenses, cash flow and cash flow from purchases and sales of oil and gas; the possibility that the industry may be subject to future local, state, and federal regulatory or legislative actions (including additional taxes and changes in environmental regulation); environmental risks; seasonal weather conditions; drilling and operating risks, including the risks associated with the employment of horizontal drilling and completion techniques; our ability to acquire adequate supplies of water for drilling and completion operations; availability of oilfield equipment, services, and personnel; exploration and development risks; competition in the oil and natural gas industry; our ability to secure adequate processing capacity for natural gas we produce, to secure adequate transportation for oil, natural gas, and natural gas liquids we produce, and to sell the oil, natural gas, and natural gas liquids at market prices; continued hostilities in the Middle East, South America, and other sustained military campaigns or acts of terrorism or sabotage; and other economic, competitive, governmental, legislative, regulatory, geopolitical, and technological factors that may negatively impact our businesses, operations, or pricing. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

Additional information concerning other risk factors is also contained in the Company’s most recently filed Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other Securities and Exchange Commission (“SEC”) filings. Additional information concerning the Company’s recent mergers with Extraction Oil & Gas, Inc. and Crestone Peak Resources and risks relating to the mergers can be found in the registration statement on Form S-4 filed by the Company, Registration No. 333-257882, which was declared effective by the SEC on September 28, 2021. The Company undertakes no duty to publicly update these statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2022	CIVITAS RESOURCES, INC.

	By:	/s/ Cyrus D. Marter IV
Cyrus D. Marter IV
General Counsel and Secretary